UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event              October 23, 2000
reported)                                ---------------------------------------

                            ILLUMINET HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


             DELAWARE                    0-27555              36-4042177
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


4501 Intelco Loop, S.E., Lacey, Washington                      98503
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including               (360) 493-6000
area code                                    -----------------------------------



                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 7.        Financial Statements and Exhibits.

              (c)   EXHIBITS.  The following exhibits are filed herewith:

              99.1  Press Release dated October 23, 2000.

Item 9.  Regulation FD Disclosure.

     On October 23, 2000, the Company issued a press release announcing the date and time it will release and discuss third quarter results. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  October 23, 2000

                                    ILLUMINET HOLDINGS, INC.


                                    By:  /s/ Daniel E. Weiss
                                       Daniel E. Weiss, Vice President - Finance
                                       and Chief Financial Officer